Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income Statement [Abstract]
Net revenue	$ 6,202
Cost of revenue	6,318
Gross margin	(116)
OPERATING EXPENSES
General and administrative (including stock-based compensation of $14.1 million and $0, respectively)	17,637,432	940,421
Research and development	923,914	144,356
Sales and marketing	789,829	126,094
Total operating expenses	19,351,175	1,210,871
Loss from operations	(19,351,291)	(1,210,871)
Other income (expense):
Interest expense	(8,531,275)	(97,988)
Change in fair value of liabilities	3,860,889
Initial recognition of forward purchase liability	(95,062)
Loss on extinguishment of debt	(364,109)
Total other expense, net	(5,129,557)	(97,988)
Loss before provision for income taxes	(24,480,848)	(1,308,859)
Income tax expense		(1,013)
Net loss	$ (24,480,848)	$ (1,309,872)
Weighted Average Number of Shares Outstanding, Diluted	1,494,956	689,913
Earnings Per Share, Diluted	$ (16.38)	$ (1.90)